UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2013

THE WASHINGTON POST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1150 15th Street, N.W. Washington, D.C.		20071
(Address of principal executive offices)		(Zip Code)

(202) 334-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

As described more fully in Item 2.01 below (which description is incorporated herein by reference), on October 1, 2013, The Washington Post Company (the Company) entered into a definitive Securities Purchase Agreement (the Purchase Agreement) with Nash Holdings LLC (the Purchaser), WP Company LLC, Express Publications Company, LLC, El Tiempo Latino LLC, Robinson Terminal Warehouse LLC, Greater Washington Publishing, LLC and Post-Newsweek Media, LLC (collectively referred to as the Publishing Subsidiaries).

Item 2.01    Completion of Acquisition or Disposition of Assets

The Company announced on August 5, 2013 that it had entered into a binding letter agreement with the Purchaser and Explore Holdings LLC as guarantor, to sell the Publishing Subsidiaries to the Purchaser, subject to satisfying certain conditions. On October 1, 2013, the Company entered into the Purchase Agreement and completed such sale. Under the terms of the Purchase Agreement, the Purchaser acquired all the issued and outstanding equity securities of each of the entities that comprise the Publishing Subsidiaries for $250 million, subject to customary adjustments for cash, debt and working capital of the Publishing Subsidiaries at the closing. The Purchaser also acquired all other assets of the Company primarily related to the Company’s publishing businesses, including all of the Company’s rights in the name “The Washington Post.” The Company will change its name within 60 days following the closing. The Company retained its interest in Classified Ventures, LLC, The Slate Group LLC, The FP Group, WaPo Labs and certain excluded real estate. Liabilities and assets under the Retirement Plan for The Washington Post Companies relating to the active employees of the Company’s publishing businesses will be transferred to the Purchaser. The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

    (b) Pro forma financial information

The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2013, and the unaudited pro forma condensed consolidated statements of income of the Company for the six months ended June 30, 2013 and 2012, and each of the three fiscal years ended December 31, 2012, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

    (d) Exhibits

Exhibit No.                                                             Description

    2.1                   Securities Purchase Agreement among The Washington Post Company, Nash Holding LLC, WP Company LLC, Express Publications Company, LLC, El Tiempo Latino LLC, Robinson Terminal Warehouse LLC, Greater Washington Publishing, LLC, and Post-Newsweek Media, LLC dated October 1, 2013 *

   99.1                  Unaudited Pro Forma Condensed Consolidated Financial Information

__________________

* Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  The Washington Post Company

                                                                                                (Registrant)

Date October 7, 2013                                                     /s/ Hal S. Jones

                                                                                              Hal S. Jones

                                                                             Senior Vice President - Finance

                                                                                 (Principal Financial Officer)

Exhibit Index

Exhibit 2.1      Securities Purchase Agreement among The Washington Post Company, Nash Holdings LLC, WP Company LLC, Express Publications Company, LLC, El Tiempo Latino LLC, Robinson Terminal Warehouse LLC, Greater Washington Publishing, LLC, and Post-Newsweek Media, LLC dated October 1, 2013 *

Exhibit 99.1   Unaudited Pro Forma Condensed Consolidated Financial Information

__________________

* Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted attachment to the SEC upon request.